Supplement to the
Fidelity® Fifty
August 29, 2005
Prospectus

Shareholder Meeting. On or about November 16, 2005, a meeting of the shareholders of Fidelity Fifty will be held to vote on various proposals. Shareholders of record on September 19, 2005 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-8544, to request a free copy of the proxy statement.

The following information replaces the similar information found under the "Principal Investment Risks" heading in the "Investment Details" section on page 7.

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR may invest a significant percentage of the fund's assets in a single issuer, the fund's performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

FIF-05-02 November 24, 2005
1.463147.115

SUPPLEMENT TO THE

FIDELITY® DISCOVERY FUND

FIDELITY FIFTY®

FIDELITY FUND

FIDELITY GROWTH & INCOME II PORTFOLIO

Funds of Fidelity Hasting Street Trust

STATEMENT OF ADDITIONAL INFORMATION

August 29, 2005

The following information replaces similar information found under the "Diversification" heading in the "Investment Policies and Limitations" section on page 2.

Diversification

For Discovery, Fidelity Fund, and Growth & Income II:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

The following information supplements the information found in "Investment Policies and Limitations" section beginning on page 2.

Diversification

For Fidelity Fifty:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purpose of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

HSTB-05-03 November 24, 2005
1.798959.103

The following information replaces similar information found in the "Trustees and Officers" section on page 18.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.